THESE SECURITIES [(INCLUDING THE SECURITIES ISSUABLE PURSUANT HERETO)]1 Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from Capital Notes relating to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder. HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR ANY U.S. STATE OR OTHER JURISDICTION’S SECURITIES LAWS. THESE SECURITIES (INCLUDING THE SECURITIES ISSUABLE PURSUANT HERETO) MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER THE ACT WITH RESPECT TO ANY SUCH SECURITIES OR AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT OR ON THE TEL-AVIV STOCK EXCHANGE IN COMPLIANCE WITH REGULATION S UNDER THE ACT.

EQUITY EQUIVALENT CONVERTIBLE CAPITAL NOTE
(Principal Amount of US $30,000,000)

THIS EQUITY EQUIVALENT CONVERTIBLE CAPITAL NOTE (“this Capital Note”) in the principal amount of US $30,000,000 (“the Principal Amount”) has been issued by Tower Semiconductor Ltd., an Israeli company (“the Company”), whose shares are currently traded on The Nasdaq National Market (“NASDAQ”) and the Tel-Aviv Stock Exchange (“TASE”), to Israel Corporation Ltd. (“the Holder”). This Capital Note was originally issued by the Company in exchange for the conversion by the original Holder of this Capital Note of loans to the Company in a principal amount (including certain accrued and unpaid interest) equal to the Principal Amount and represents the obligation of the Company to pay the Principal Amount to the Holder in accordance with and subject to the terms set forth in this Capital Note.

1.	DEFINITIONS

In this Capital Note, the following terms have the meanings given to them in this clause 1:

[1]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from Capital Notes relating to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.

1.1.	“Company” includes any person that shall succeed to or assume the obligations of the Company under this Capital Note.

1.2.	“Holder” shall mean any person who at the time shall be the registered holder of this Capital Note or any part thereof.

1.3.
“Ordinary Shares” means the ordinary shares, nominal value NIS 1.00 (one New Israel Sheqel) per share, of the Company (and any shares of capital stock substituted for the ordinary shares as a result of any stock split, stock dividend, recapitalisation, rights offering, exchange, merger or similar event or otherwise, including as described in this Capital Note).

2.	TERMS

The Principal Amount shall neither bear interest nor be linked to any index and shall be subordinated to all liabilities of the Company having priority over the Ordinary Shares.

The Principal Amount shall only be payable by the Company to the Holder out of distributions made upon the winding-up (whether solvent or insolvent), liquidation or dissolution of the Company and, in such event, on a pari passu and pro rata basis with the Ordinary Shares after payment of all liabilities of the Company having priority over the Ordinary Shares. For the purposes only of calculation of the allocation of such distributions between holders of the Capital Note and holders of Ordinary Shares, the holder of this Capital Note shall be deemed to own the number of Ordinary Shares into which this Capital Note may then be converted. The Company shall not be entitled to prepay or redeem this Capital Note.

This Capital Note shall be convertible into Ordinary Shares as set forth below and, for the removal of doubt, no such conversion shall be deemed a redemption or prepayment of this Capital Note.

3.	CONVERSION

3.1.	Conversion Right

The Holder of this Capital Note has the right, at the Holder’s option, at any time and from time to time, to convert this Capital Note, without payment of any additional consideration, in accordance with the provisions of this clause 3, in whole or in part, into fully-paid and non-assessable Ordinary Shares. The number of Ordinary Shares into which this Capital Note may be converted (“the Conversion Shares”) shall be determined by dividing the aggregate Principal Amount of this Capital Note by the conversion price in effect at the time of such conversion (“the Conversion Price”). The Conversion Price initially shall be US $1.42, as adjusted at any time and from time to time in accordance with clause 7 below.

3.2.	Conversion Procedure

This Capital Note may be converted in whole or in part at any time and from time to time by the surrender of this Capital Note to the Company at its principal office together with written notice of the election to convert all or any portion of the Principal Amount thereof, duly signed on behalf of the Holder. The Company shall, on such surrender date or as soon as practicable thereafter, issue irrevocable instructions to its stock transfer agent to deliver to the Holder a certificate or certificates for the number of Conversion Shares to which the Holder shall be entitled as a result of such conversion as aforesaid. Such conversion, the issue and allotment of such Conversion Shares and the registration of the Holder in the register of members of the Company as the holder of such Conversion Shares shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Capital Note or portion thereof and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders as of such date of such number of Conversion Shares to which the Holder shall be entitled as a result of such conversion as aforesaid. In the event of a partial conversion, the Company shall concurrently issue to the Holder a replacement Capital Note of like tenor as this Capital Note, but representing the Principal Amount remaining after such partial conversion. For the avoidance of doubt, the Company confirms that the terms of this Capital Note, including, without limitation, this clause 3, constitute the issue terms of the Conversion Shares and that, accordingly, the right of the Company pursuant to clauses 16.1 and 16.2 of the Company's Articles of Association to delay the issuance of stock certificates for up to 6 (six) months after the allotment and registration of transfer is inapplicable. For the further removal of doubt, nothing herein shall derogate from the second sentence of clause 16.1 of the Company's Articles of Association.

4.	FRACTIONAL INTEREST

No fractional shares will be issued in connection with any conversion hereunder. The Company shall round-down, to the nearest whole number, the number of Conversion Shares issuable in connection with any conversion hereunder.

5.	CAPITAL NOTE CONFERS NO RIGHTS OF SHAREHOLDER

The Holder shall not, by virtue of this Capital Note, have any rights as a shareholder of the Company prior to actual conversion into Conversion Shares in accordance with clause 3.2 above.

6.	ACQUISITION FOR INVESTMENT

This Capital Note [, including the Conversion Shares,2 Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from all future Capital Notes to be issued with respect to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.] has not been registered under the Securities Act of 1933, as amended (“the Securities Act”), or any other securities laws. The Holder acknowledges by acceptance of this Capital Note that it has acquired this Capital Note for investment and not with a view to distribution. [The Holder agrees that, unless the Conversion Shares have been registered under the Securities Act, any Conversion Shares issuable upon conversion of this Capital Note will be acquired for investment and not with a view to distribution in a manner inconsistent with the registration requirements of the U.S. securities laws and may have to be held indefinitely unless they are subsequently registered under the Securities Act or, based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration is available; provided, however, that no opinion shall be required if sold pursuant to Rule 144 of the Securities Act or the transfer will be effected on the TASE and the Holder represents that the applicable conditions under Regulation S under the Securities Act have been satisfied.3 Following the effective date of any Registration Statement covering the Conversion Shares or any of them,, bracketed language to be replaced with the following: “The Conversion Shares have been registered under the Securities Act on Form F-3 Registration Statement No. [insert relevant registration number].” on all future Capital Notes to be issued with respect to such Conversion Shares, and, at the request of the Holder, a substitute Capital Note having such replacement language will promptly be delivered to the Holder.] The Holder, by acceptance hereof, consents to the placement of legend(s) on this Capital Note and also on the Conversion Shares issuable upon conversion of this Capital Note, as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the reasonable opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

[2]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from all future Capital Notes to be issued with respect to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.

[3]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them,, bracketed language to be replaced with the following: “The Conversion Shares have been registered under the Securities Act on Form F-3 Registration Statement No. [insert relevant registration number].” on all future Capital Notes to be issued with respect to such Conversion Shares, and, at the request of the Holder, a substitute Capital Note having such replacement language will promptly be delivered to the Holder.

Nothing in this clause 6 shall derogate from any obligations of the Company under any Registration Rights Agreement to which the Company and the Holder are parties.

7.	ADJUSTMENT OF CONVERSION PRICE AND NUMBER OF CONVERSION SHARES

The number and kind of securities issuable initially upon the conversion of this Capital Note and the Conversion Price shall be subject to adjustment at any time and from time to time upon the occurrence of certain events, as follows:

7.1.	Adjustment for Shares Splits and Combinations

If the Company at any time or from time to time effects a subdivision of the outstanding Ordinary Shares, the number of Conversion Shares issuable upon conversion of this Capital Note immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Conversion Shares issuable upon conversion of this Capital Note immediately before the combination shall be proportionately decreased. Any adjustment under this clause 7.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

7.2.	Adjustment for Certain Dividends and Distributions

In the event the Company at any time, or from time to time, makes or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional Ordinary Shares, then and in each such event, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon conversion of this Capital Note by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, as applicable, plus the number of Ordinary Shares issuable in payment of such dividend or distribution; and (ii) the denominator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, as applicable; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted pursuant to this clause 7.2 as of the time of the actual payment of such dividends or distribution.

7.3.	Adjustments for Other Dividends and Distributions

In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares (for the avoidance of doubt, other than in a rights offering as to which clause 7.7 shall be applicable), then in each such event provision shall be made so that the Holder shall receive upon conversion of this Capital Note and for no additional consideration, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Capital Note been converted immediately prior to such event, or the record date for such event, as applicable.

7.4.	Adjustment for Reclassification, Exchange and Substitution

If the Ordinary Shares issuable upon conversion of this Capital Note are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification, exchange, substitution or otherwise (other than a subdivision or combination of shares, dividends payable in Ordinary Shares or other securities of the Company or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this clause 7), then and in any such event the Holder shall have the right thereafter to exercise this Capital Note into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification, exchange, substitution or other change, by holders of the number of Ordinary Shares for which this Capital Note might have been converted immediately prior to such recapitalization, reclassification, exchange, substitution or other change (or the record date for such event), all subject to further adjustment as provided herein and under the Company’s Articles of Association.

7.5.	Reorganization, Mergers, Consolidations or Sales of Assets

If at any time or from time to time there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares as provided for elsewhere in this clause 7), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Capital Note and for no additional consideration, the number of shares or other securities or property (including, without limitation, cash) of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of Ordinary Shares issuable upon conversion of this Capital Note would have been entitled on such capital reorganization, merger, consolidation or sale.

7.6.	Other Transactions

In the event that the Company shall issue shares to its shareholders as a result of a split-off, spin-off or the like, then the Company shall only complete such issuance or other action if, as part thereof, allowance is made to protect the economic interest of the Holder either by increasing the number of Conversion Shares or by procuring that the Holder shall be entitled, on terms economically proportionate to those provided to its shareholders, to acquire additional shares of the spun-off or split-off entities.

7.7.	Rights Offerings

If the Company, at any time and from time to time, shall fix a record date for, or shall make a distribution to, its shareholders of rights or warrants to subscribe for or purchase any security (collectively, “Rights”), then, in each such event, the Company will provide the Holder, concurrently with the distribution of the Rights to its shareholders, identical rights, having terms and conditions identical to the Rights (for the avoidance of doubt, exercisable at the same time as the Rights), in such number to which the Holder would be entitled had the Holder converted this Capital Note into Conversion Shares immediately prior to the record date for such distribution, or if no record date shall be fixed, then immediately prior to such distribution, as applicable. Nothing in this clause 7.7 shall require the Company to complete any such distribution of Rights to its shareholders, including following the record date thereof, unless required pursuant to the terms of such distribution and, if such distribution of Rights to its shareholders is not completed in conformity with the terms of such distribution, then the Company shall be entitled not to complete the provision of rights to the Holder pursuant to this clause 7.7 above.

7.8.	Adjustment for Cash Dividends and Distributions

In the event the Company, at any time or from time to time until September 28, 2023, makes or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a cash dividend or distribution, then and in each such event, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted (for the avoidance of doubt, never decreased but either shall remain the same or increased), as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon conversion of this Capital Note by a fraction: (i) the numerator of which shall be the closing price per share of the Ordinary Shares on the TASE on the determining date (“Hayom Hakovaya”) for such dividend or distribution; and (ii) the denominator of which shall be the adjusted “ex-dividend” price of the Ordinary Shares as such prices set out in (i) and (ii) are determined in each case by the TASE in accordance with its rules.

7.9.	General Protection

The Company will not, by amendment of its Articles of Association or other charter document or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and the economic interests of the Holder against impairment.

7.10.	Notice of Capital Changes

If at any time the Company shall declare any dividend or distribution of any kind, or offer for subscription pro rata to the holders of Ordinary Shares any additional shares of any class, other rights or any security of any kind, or there shall be any capital reorganization or reclassification of the capital shares of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, or other transaction described in this clause 7, then, in any one or more of the said cases, the Company shall give the Holder prior written notice, by registered or certified mail, postage prepaid, of the date on which: (i) a record shall be taken for such dividend, distribution or subscription rights; or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of Ordinary Shares shall participate in such dividend or distribution, subscription rights, or shall be entitled to exchange their Ordinary Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least 14 (fourteen) days prior to the action in question and not less than 14 (fourteen) days prior to the record date in respect thereto.

7.11.	Adjustment of Conversion Price

Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Conversion Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

7.12.	Notice of Adjustments

Whenever the Conversion Price or the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted pursuant to this clause 7, the Company shall prepare a certificate signed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and the number of Conversion Shares issuable upon conversion of this Capital Note after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

8.	OTHER TRANSACTIONS

In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	TRANSFER OF THIS CAPITAL NOTE BY THE HOLDER

This Capital Note shall be freely transferable or assignable by the Holder in whole or in part, at any time and from time to time, subject to the provisions of this clause 9. With respect to any transfer of this Capital Note, in whole or in part, the Holder shall surrender the Capital Note, together with a written request to transfer all or a portion of the Principal Amount of this Capital Note to the transferee, as well as, if reasonably requested by the Company, a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration under the Securities Act. Upon surrender of such Capital Note (and delivery of such opinion, if so requested) by the Holder, the Company shall immediately register such transferee as the Holder of this Capital Note, or the portion thereof, transferred to such transferee, such registration shall be deemed to have been made immediately prior to the close of business on the date of such surrender and delivery (if applicable), and such transferee or transferees shall be treated for all purposes as the record holder or holders as of such date of a Capital Note in that portion of the Principal Amount of this Capital Note so transferred. The Company shall, as promptly as practicable, deliver to the Holder one or more Capital Notes, of like tenor as this Capital Note, except that the Principal Amount thereof shall be the amount transferred to such transferee, for delivery to the transferee or transferees (or, if the Holder requests, deliver such Capital Note directly to such transferee or transferees) and shall, if only a portion of the Principal Amount of this Capital Note is being transferred, concurrently deliver to the Holder one or more replacement Capital Notes to represent the portion of the Principal Amount of this Capital Note not so transferred. For the avoidance of doubt, the Company confirms that no approval by the Board of Directors of the Company of any transfer of this Capital Note or the Conversion Shares is required.

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company represents, warrants and covenants to the Holder as follows:

10.1.	this Capital Note has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

10.2.
the Conversion Shares are duly authorized and are, and will be, reserved (for the avoidance of doubt, without the need for further corporate action by the Company) for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and not subject to any pre-emptive rights;

10.3.
the execution and delivery of this Capital Note are not, and the issuance of the Conversion Shares upon conversion of this Capital Note in accordance with the terms hereof will not be, inconsistent with the Company’s Certificate of Incorporation, Memorandum of Association or Articles of Association, do not and will not contravene any law, governmental or regulatory rule or regulation, including NASDAQ and TASE rules and regulations, judgment or order applicable to the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or, except for consents that have already been obtained and filings already made, require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Israeli or foreign governmental authority or agency or other person; and

10.4.	the Conversion Shares have been approved for listing and trading on TASE.

11.	LOSS, THEFT, DESTRUCTION OR MUTILATION OF CAPITAL NOTE

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Capital Note or Conversion Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Capital Note or Conversion Shares certificate, if mutilated, the Company will make and deliver a new Capital Note or Conversion Shares certificate of like tenor and dated as of such cancellation, in lieu of such Capital Note or Conversion Shares certificate.

12.	NOTICES

All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be faxed or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth below:

If to the Holder:	Israel Coropration Ltd.
Milennium Tower
23 Aranha St.
Tel-Aviv, Israel 61070
Attention: Chief Financial Officer
Facsimile: 972-3-684-4574

with a copy to:	Gornitzky & Co.
45 Rothschild Blvd.
Tel Aviv, Israel 65784
Attention: Zvi Ephrat, Adv.
Facsimile: (03) 560 6555

If to the Company:	Tower Semiconductor Ltd.
P.O. Box 619
Ramat Gabriel Industrial Zone
Migdal Haemek 23105
Israel
Attention: Oren Shirazi, Acting
Chief Financial Officer
Facsimile: (04) 604 7242

with a copy to:	Yigal Arnon & Co.
1 Azrieli Center
Tel Aviv
Israel
Attention: David H. Schapiro, Adv.
Facsimile: (03) 608 7714

or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this clause 12 shall be effective: (a) if mailed, 5 (five) business days after mailing; (b) if sent by messenger, upon delivery; and (c) if sent via facsimile, 1 (one) business day following transmission and electronic confirmation of receipt.

13.	APPLICABLE LAW; JURISDICTION

This Capital Note shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Capital Note shall be resolved in the competent court for Tel Aviv-Jaffa district, and the Company and the Holder hereby submits irrevocably to the jurisdiction of such court.
Dated: September 25, 2008

for TOWER SEMICONDUCTOR LTD.

/s/ Oren Shirazi & /s/ Yoram Glatt
Title:	Acting VP/CFO & Treasurer

THESE SECURITIES [(INCLUDING THE SECURITIES ISSUABLE PURSUANT HERETO)]1 HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR ANY U.S. STATE OR OTHER JURISDICTION’S SECURITIES LAWS. THESE SECURITIES (INCLUDING THE SECURITIES ISSUABLE PURSUANT HERETO) MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER THE ACT WITH RESPECT TO ANY SUCH SECURITIES OR AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT OR ON THE TEL-AVIV STOCK EXCHANGE IN COMPLIANCE WITH REGULATION S UNDER THE ACT.

EQUITY EQUIVALENT CONVERTIBLE CAPITAL NOTE
(Principal Amount of US $20,000,000)

THIS EQUITY EQUIVALENT CONVERTIBLE CAPITAL NOTE (“this Capital Note”) in the principal amount of US $20,000,000 (“the Principal Amount”) has been issued by Tower Semiconductor Ltd., an Israeli company (“the Company”), whose shares are currently traded on The Nasdaq National Market (“NASDAQ”) and the Tel-Aviv Stock Exchange (“TASE”), to Israel Corporation Ltd. (“the Holder”). This Capital Note was originally issued by the Company in exchange for the conversion by the original Holder of this Capital Note of loans to the Company in a principal amount (including certain accrued and unpaid interest) equal to the Principal Amount and represents the obligation of the Company to pay the Principal Amount to the Holder in accordance with and subject to the terms set forth in this Capital Note.

1.	DEFINITIONS

In this Capital Note, the following terms have the meanings given to them in this clause 1:

[1]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from Capital Notes relating to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.

1.1.	“Company” includes any person that shall succeed to or assume the obligations of the Company under this Capital Note.

1.2.	“Holder” shall mean any person who at the time shall be the registered holder of this Capital Note or any part thereof.

1.3.
“Ordinary Shares” means the ordinary shares, nominal value NIS 1.00 (one New Israel Sheqel) per share, of the Company (and any shares of capital stock substituted for the ordinary shares as a result of any stock split, stock dividend, recapitalisation, rights offering, exchange, merger or similar event or otherwise, including as described in this Capital Note).

2.	TERMS

The Principal Amount shall neither bear interest nor be linked to any index and shall be subordinated to all liabilities of the Company having priority over the Ordinary Shares.

The Principal Amount shall only be payable by the Company to the Holder out of distributions made upon the winding-up (whether solvent or insolvent), liquidation or dissolution of the Company and, in such event, on a pari passu and pro rata basis with the Ordinary Shares after payment of all liabilities of the Company having priority over the Ordinary Shares. For the purposes only of calculation of the allocation of such distributions between holders of the Capital Note and holders of Ordinary Shares, the holder of this Capital Note shall be deemed to own the number of Ordinary Shares into which this Capital Note may then be converted. The Company shall not be entitled to prepay or redeem this Capital Note.

This Capital Note shall be convertible into Ordinary Shares as set forth below and, for the removal of doubt, no such conversion shall be deemed a redemption or prepayment of this Capital Note.

3.	CONVERSION

3.1.	Conversion Right

The Holder of this Capital Note has the right, at the Holder’s option, at any time and from time to time, to convert this Capital Note, without payment of any additional consideration, in accordance with the provisions of this clause 3, in whole or in part, into fully-paid and non-assessable Ordinary Shares. The number of Ordinary Shares into which this Capital Note may be converted (“the Conversion Shares”) shall be determined by dividing the aggregate Principal Amount of this Capital Note by the conversion price in effect at the time of such conversion (“the Conversion Price”). The Conversion Price initially shall be US $1.42, as adjusted at any time and from time to time in accordance with clause 7 below.

3.2.	Conversion Procedure

This Capital Note may be converted in whole or in part at any time and from time to time by the surrender of this Capital Note to the Company at its principal office together with written notice of the election to convert all or any portion of the Principal Amount thereof, duly signed on behalf of the Holder. The Company shall, on such surrender date or as soon as practicable thereafter, issue irrevocable instructions to its stock transfer agent to deliver to the Holder a certificate or certificates for the number of Conversion Shares to which the Holder shall be entitled as a result of such conversion as aforesaid. Such conversion, the issue and allotment of such Conversion Shares and the registration of the Holder in the register of members of the Company as the holder of such Conversion Shares shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Capital Note or portion thereof and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders as of such date of such number of Conversion Shares to which the Holder shall be entitled as a result of such conversion as aforesaid. In the event of a partial conversion, the Company shall concurrently issue to the Holder a replacement Capital Note of like tenor as this Capital Note, but representing the Principal Amount remaining after such partial conversion. For the avoidance of doubt, the Company confirms that the terms of this Capital Note, including, without limitation, this clause 3, constitute the issue terms of the Conversion Shares and that, accordingly, the right of the Company pursuant to clauses 16.1 and 16.2 of the Company's Articles of Association to delay the issuance of stock certificates for up to 6 (six) months after the allotment and registration of transfer is inapplicable. For the further removal of doubt, nothing herein shall derogate from the second sentence of clause 16.1 of the Company's Articles of Association.

4.	FRACTIONAL INTEREST

No fractional shares will be issued in connection with any conversion hereunder. The Company shall round-down, to the nearest whole number, the number of Conversion Shares issuable in connection with any conversion hereunder.

5.	CAPITAL NOTE CONFERS NO RIGHTS OF SHAREHOLDER

The Holder shall not, by virtue of this Capital Note, have any rights as a shareholder of the Company prior to actual conversion into Conversion Shares in accordance with clause 3.2 above.

6.	ACQUISITION FOR INVESTMENT

This Capital Note [, including the Conversion Shares,2] has not been registered under the Securities Act of 1933, as amended (“the Securities Act”), or any other securities laws. The Holder acknowledges by acceptance of this Capital Note that it has acquired this Capital Note for investment and not with a view to distribution. [The Holder agrees that, unless the Conversion Shares have been registered under the Securities Act, any Conversion Shares issuable upon conversion of this Capital Note will be acquired for investment and not with a view to distribution in a manner inconsistent with the registration requirements of the U.S. securities laws and may have to be held indefinitely unless they are subsequently registered under the Securities Act or, based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration is available; provided, however, that no opinion shall be required if sold pursuant to Rule 144 of the Securities Act or the transfer will be effected on the TASE and the Holder represents that the applicable conditions under Regulation S under the Securities Act have been satisfied.3] The Holder, by acceptance hereof, consents to the placement of legend(s) on this Capital Note and also on the Conversion Shares issuable upon conversion of this Capital Note, as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the reasonable opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

[2]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from all future Capital Notes to be issued with respect to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.

[3]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them,, bracketed language to be replaced with the following: “The Conversion Shares have been registered under the Securities Act on Form F-3 Registration Statement No. [insert relevant registration number].” on all future Capital Notes to be issued with respect to such Conversion Shares, and, at the request of the Holder, a substitute Capital Note having such replacement language will promptly be delivered to the Holder.

Nothing in this clause 6 shall derogate from any obligations of the Company under any Registration Rights Agreement to which the Company and the Holder are parties.

7.	ADJUSTMENT OF CONVERSION PRICE AND NUMBER OF CONVERSION SHARES

The number and kind of securities issuable initially upon the conversion of this Capital Note and the Conversion Price shall be subject to adjustment at any time and from time to time upon the occurrence of certain events, as follows:

7.1.	Adjustment for Shares Splits and Combinations

If the Company at any time or from time to time effects a subdivision of the outstanding Ordinary Shares, the number of Conversion Shares issuable upon conversion of this Capital Note immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Conversion Shares issuable upon conversion of this Capital Note immediately before the combination shall be proportionately decreased. Any adjustment under this clause 7.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

7.2.	Adjustment for Certain Dividends and Distributions

In the event the Company at any time, or from time to time, makes or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional Ordinary Shares, then and in each such event, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon conversion of this Capital Note by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, as applicable, plus the number of Ordinary Shares issuable in payment of such dividend or distribution; and (ii) the denominator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, as applicable; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted pursuant to this clause 7.2 as of the time of the actual payment of such dividends or distribution.

7.3.	Adjustments for Other Dividends and Distributions

In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares (for the avoidance of doubt, other than in a rights offering as to which clause 7.7 shall be applicable), then in each such event provision shall be made so that the Holder shall receive upon conversion of this Capital Note and for no additional consideration, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Capital Note been converted immediately prior to such event, or the record date for such event, as applicable.

7.4.	Adjustment for Reclassification, Exchange and Substitution

If the Ordinary Shares issuable upon conversion of this Capital Note are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification, exchange, substitution or otherwise (other than a subdivision or combination of shares, dividends payable in Ordinary Shares or other securities of the Company or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this clause 7), then and in any such event the Holder shall have the right thereafter to exercise this Capital Note into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification, exchange, substitution or other change, by holders of the number of Ordinary Shares for which this Capital Note might have been converted immediately prior to such recapitalization, reclassification, exchange, substitution or other change (or the record date for such event), all subject to further adjustment as provided herein and under the Company’s Articles of Association.

7.5.	Reorganization, Mergers, Consolidations or Sales of Assets

If at any time or from time to time there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares as provided for elsewhere in this clause 7), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Capital Note and for no additional consideration, the number of shares or other securities or property (including, without limitation, cash) of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of Ordinary Shares issuable upon conversion of this Capital Note would have been entitled on such capital reorganization, merger, consolidation or sale.

7.6.	Other Transactions

In the event that the Company shall issue shares to its shareholders as a result of a split-off, spin-off or the like, then the Company shall only complete such issuance or other action if, as part thereof, allowance is made to protect the economic interest of the Holder either by increasing the number of Conversion Shares or by procuring that the Holder shall be entitled, on terms economically proportionate to those provided to its shareholders, to acquire additional shares of the spun-off or split-off entities.

7.7.	Rights Offerings

If the Company, at any time and from time to time, shall fix a record date for, or shall make a distribution to, its shareholders of rights or warrants to subscribe for or purchase any security (collectively, “Rights”), then, in each such event, the Company will provide the Holder, concurrently with the distribution of the Rights to its shareholders, identical rights, having terms and conditions identical to the Rights (for the avoidance of doubt, exercisable at the same time as the Rights), in such number to which the Holder would be entitled had the Holder converted this Capital Note into Conversion Shares immediately prior to the record date for such distribution, or if no record date shall be fixed, then immediately prior to such distribution, as applicable. Nothing in this clause 7.7 shall require the Company to complete any such distribution of Rights to its shareholders, including following the record date thereof, unless required pursuant to the terms of such distribution and, if such distribution of Rights to its shareholders is not completed in conformity with the terms of such distribution, then the Company shall be entitled not to complete the provision of rights to the Holder pursuant to this clause 7.7 above.

7.8.	Adjustment for Cash Dividends and Distributions

In the event the Company, at any time or from time to time until September 28, 2023, makes or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a cash dividend or distribution, then and in each such event, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted (for the avoidance of doubt, never decreased but either shall remain the same or increased), as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon conversion of this Capital Note by a fraction: (i) the numerator of which shall be the closing price per share of the Ordinary Shares on the TASE on the determining date (“Hayom Hakovaya”) for such dividend or distribution; and (ii) the denominator of which shall be the adjusted “ex-dividend” price of the Ordinary Shares as such prices set out in (i) and (ii) are determined in each case by the TASE in accordance with its rules.

7.9.	General Protection

The Company will not, by amendment of its Articles of Association or other charter document or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and the economic interests of the Holder against impairment.

7.10.	Notice of Capital Changes

If at any time the Company shall declare any dividend or distribution of any kind, or offer for subscription pro rata to the holders of Ordinary Shares any additional shares of any class, other rights or any security of any kind, or there shall be any capital reorganization or reclassification of the capital shares of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, or other transaction described in this clause 7, then, in any one or more of the said cases, the Company shall give the Holder prior written notice, by registered or certified mail, postage prepaid, of the date on which: (i) a record shall be taken for such dividend, distribution or subscription rights; or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of Ordinary Shares shall participate in such dividend or distribution, subscription rights, or shall be entitled to exchange their Ordinary Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least 14 (fourteen) days prior to the action in question and not less than 14 (fourteen) days prior to the record date in respect thereto.

7.11.	Adjustment of Conversion Price

Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Conversion Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

7.12.	Notice of Adjustments

Whenever the Conversion Price or the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted pursuant to this clause 7, the Company shall prepare a certificate signed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and the number of Conversion Shares issuable upon conversion of this Capital Note after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

8.	OTHER TRANSACTIONS

In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	TRANSFER OF THIS CAPITAL NOTE BY THE HOLDER

This Capital Note shall be freely transferable or assignable by the Holder in whole or in part, at any time and from time to time, subject to the provisions of this clause 9. With respect to any transfer of this Capital Note, in whole or in part, the Holder shall surrender the Capital Note, together with a written request to transfer all or a portion of the Principal Amount of this Capital Note to the transferee, as well as, if reasonably requested by the Company, a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration under the Securities Act. Upon surrender of such Capital Note (and delivery of such opinion, if so requested) by the Holder, the Company shall immediately register such transferee as the Holder of this Capital Note, or the portion thereof, transferred to such transferee, such registration shall be deemed to have been made immediately prior to the close of business on the date of such surrender and delivery (if applicable), and such transferee or transferees shall be treated for all purposes as the record holder or holders as of such date of a Capital Note in that portion of the Principal Amount of this Capital Note so transferred. The Company shall, as promptly as practicable, deliver to the Holder one or more Capital Notes, of like tenor as this Capital Note, except that the Principal Amount thereof shall be the amount transferred to such transferee, for delivery to the transferee or transferees (or, if the Holder requests, deliver such Capital Note directly to such transferee or transferees) and shall, if only a portion of the Principal Amount of this Capital Note is being transferred, concurrently deliver to the Holder one or more replacement Capital Notes to represent the portion of the Principal Amount of this Capital Note not so transferred. For the avoidance of doubt, the Company confirms that no approval by the Board of Directors of the Company of any transfer of this Capital Note or the Conversion Shares is required.

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company represents, warrants and covenants to the Holder as follows:

10.1.	this Capital Note has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

10.2.
the Conversion Shares are duly authorized and are, and will be, reserved (for the avoidance of doubt, without the need for further corporate action by the Company) for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and not subject to any pre-emptive rights;

10.3.
the execution and delivery of this Capital Note are not, and the issuance of the Conversion Shares upon conversion of this Capital Note in accordance with the terms hereof will not be, inconsistent with the Company’s Certificate of Incorporation, Memorandum of Association or Articles of Association, do not and will not contravene any law, governmental or regulatory rule or regulation, including NASDAQ and TASE rules and regulations, judgment or order applicable to the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or, except for consents that have already been obtained and filings already made, require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Israeli or foreign governmental authority or agency or other person; and

10.4.	the Conversion Shares have been approved for listing and trading on TASE.

11.	LOSS, THEFT, DESTRUCTION OR MUTILATION OF CAPITAL NOTE

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Capital Note or Conversion Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Capital Note or Conversion Shares certificate, if mutilated, the Company will make and deliver a new Capital Note or Conversion Shares certificate of like tenor and dated as of such cancellation, in lieu of such Capital Note or Conversion Shares certificate.

12.	NOTICES

All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be faxed or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth below:

If to the Holder:	Israel Coropration Ltd.
Milennium Tower
23 Aranha St.
Tel-Aviv, Israel 61070
Attention: Chief Financial Officer
Facsimile: 972-3-684-4574

with a copy to:	Gornitzky & Co.
45 Rothschild Blvd.
Tel Aviv, Israel 65784
Attention: Zvi Ephrat, Adv.
Facsimile: (03) 560 6555

If to the Company:	Tower Semiconductor Ltd.
P.O. Box 619
Ramat Gabriel Industrial Zone
Migdal Haemek 23105
Israel
Attention: Oren Shirazi, Acting
Chief Financial Officer
Facsimile: (04) 604 7242

with a copy to:	Yigal Arnon & Co.
1 Azrieli Center
Tel Aviv
Israel
Attention: David H. Schapiro, Adv.
Facsimile: (03) 608 7714

or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this clause 12 shall be effective: (a) if mailed, 5 (five) business days after mailing; (b) if sent by messenger, upon delivery; and (c) if sent via facsimile, 1 (one) business day following transmission and electronic confirmation of receipt.

13.	APPLICABLE LAW; JURISDICTION

This Capital Note shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Capital Note shall be resolved in the competent court for Tel Aviv-Jaffa district, and the Company and the Holder hereby submits irrevocably to the jurisdiction of such court.

Dated: September 25, 2008

for TOWER SEMICONDUCTOR LTD.

/s/ Oren Shirazi & /s/ Yoram Glatt
Title:	Acting VP/CFO & Treasurer

THESE SECURITIES [(INCLUDING THE SECURITIES ISSUABLE PURSUANT HERETO)]1 HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR ANY U.S. STATE OR OTHER JURISDICTION’S SECURITIES LAWS. THESE SECURITIES (INCLUDING THE SECURITIES ISSUABLE PURSUANT HERETO) MAY NOT BE SOLD, OFFERED FOR SALE OR PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER THE ACT WITH RESPECT TO ANY SUCH SECURITIES OR AN OPINION OF COUNSEL (REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT OR ON THE TEL-AVIV STOCK EXCHANGE IN COMPLIANCE WITH REGULATION S UNDER THE ACT.

EQUITY EQUIVALENT CONVERTIBLE CAPITAL NOTE

(Principal Amount of US $20,000,000)

THIS EQUITY EQUIVALENT CONVERTIBLE CAPITAL NOTE (“this Capital Note”) in the principal amount of US $20,000,000 (“the Principal Amount”) has been issued by Tower Semiconductor Ltd., an Israeli company (“the Company”), whose shares are currently traded on The Nasdaq National Market (“NASDAQ”) and the Tel-Aviv Stock Exchange (“TASE”), to Israel Corporation Ltd. (“the Holder”). This Capital Note was originally issued by the Company pursuant to a Securities Purchase Agreement between the Company and the original Holder, dated September 25, 2008, in a principal amount equal to the Principal Amount and represents the obligation of the Company to pay the Principal Amount to the Holder in accordance with and subject to the terms set forth in this Capital Note.

1.	DEFINITIONS

In this Capital Note, the following terms have the meanings given to them in this clause 1:

[1]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from Capital Notes relating to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.

1.1.	“Company” includes any person that shall succeed to or assume the obligations of the Company under this Capital Note.

1.2.	“Holder” shall mean any person who at the time shall be the registered holder of this Capital Note or any part thereof.

1.3.
“Ordinary Shares” means the ordinary shares, nominal value NIS 1.00 (one New Israel Sheqel) per share, of the Company (and any shares of capital stock substituted for the ordinary shares as a result of any stock split, stock dividend, recapitalisation, rights offering, exchange, merger or similar event or otherwise, including as described in this Capital Note).

2.	TERMS

The Principal Amount shall neither bear interest nor be linked to any index and shall be subordinated to all liabilities of the Company having priority over the Ordinary Shares.

The Principal Amount shall only be payable by the Company to the Holder out of distributions made upon the winding-up (whether solvent or insolvent), liquidation or dissolution of the Company and, in such event, on a pari passu and pro rata basis with the Ordinary Shares after payment of all liabilities of the Company having priority over the Ordinary Shares. For the purposes only of calculation of the allocation of such distributions between holders of the Capital Note and holders of Ordinary Shares, the holder of this Capital Note shall be deemed to own the number of Ordinary Shares into which this Capital Note may then be converted. The Company shall not be entitled to prepay or redeem this Capital Note.

This Capital Note shall be convertible into Ordinary Shares as set forth below and, for the removal of doubt, no such conversion shall be deemed a redemption or prepayment of this Capital Note.

3.	CONVERSION

3.1.	Conversion Right

The Holder of this Capital Note has the right, at the Holder’s option, at any time and from time to time, to convert this Capital Note, without payment of any additional consideration, in accordance with the provisions of this clause 3, in whole or in part, into fully-paid and non-assessable Ordinary Shares. The number of Ordinary Shares into which this Capital Note may be converted (“the Conversion Shares”) shall be determined by dividing the aggregate Principal Amount of this Capital Note by the conversion price in effect at the time of such conversion (“the Conversion Price”). The Conversion Price initially shall be US $0.71, as adjusted at any time and from time to time in accordance with clause 7 below.

3.2.	Conversion Procedure

This Capital Note may be converted in whole or in part at any time and from time to time by the surrender of this Capital Note to the Company at its principal office together with written notice of the election to convert all or any portion of the Principal Amount thereof, duly signed on behalf of the Holder. The Company shall, on such surrender date or as soon as practicable thereafter, issue irrevocable instructions to its stock transfer agent to deliver to the Holder a certificate or certificates for the number of Conversion Shares to which the Holder shall be entitled as a result of such conversion as aforesaid. Such conversion, the issue and allotment of such Conversion Shares and the registration of the Holder in the register of members of the Company as the holder of such Conversion Shares shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Capital Note or portion thereof and the person or persons entitled to receive the Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders as of such date of such number of Conversion Shares to which the Holder shall be entitled as a result of such conversion as aforesaid. In the event of a partial conversion, the Company shall concurrently issue to the Holder a replacement Capital Note of like tenor as this Capital Note, but representing the Principal Amount remaining after such partial conversion. For the avoidance of doubt, the Company confirms that the terms of this Capital Note, including, without limitation, this clause 3, constitute the issue terms of the Conversion Shares and that, accordingly, the right of the Company pursuant to clauses 16.1 and 16.2 of the Company's Articles of Association to delay the issuance of stock certificates for up to 6 (six) months after the allotment and registration of transfer is inapplicable. For the further removal of doubt, nothing herein shall derogate from the second sentence of clause 16.1 of the Company's Articles of Association.

4.	FRACTIONAL INTEREST

No fractional shares will be issued in connection with any conversion hereunder. The Company shall round-down, to the nearest whole number, the number of Conversion Shares issuable in connection with any conversion hereunder.

5.	CAPITAL NOTE CONFERS NO RIGHTS OF SHAREHOLDER

The Holder shall not, by virtue of this Capital Note, have any rights as a shareholder of the Company prior to actual conversion into Conversion Shares in accordance with clause 3.2 above.

6.	ACQUISITION FOR INVESTMENT

This Capital Note [, including the Conversion Shares,2] has not been registered under the Securities Act of 1933, as amended (“the Securities Act”), or any other securities laws. The Holder acknowledges by acceptance of this Capital Note that it has acquired this Capital Note for investment and not with a view to distribution. [The Holder agrees that, unless the Conversion Shares have been registered under the Securities Act, any Conversion Shares issuable upon conversion of this Capital Note will be acquired for investment and not with a view to distribution in a manner inconsistent with the registration requirements of the U.S. securities laws and may have to be held indefinitely unless they are subsequently registered under the Securities Act or, based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration is available; provided, however, that no opinion shall be required if sold pursuant to Rule 144 of the Securities Act or the transfer will be effected on the TASE and the Holder represents that the applicable conditions under Regulation S under the Securities Act have been satisfied.3] The Holder, by acceptance hereof, consents to the placement of legend(s) on this Capital Note and also on the Conversion Shares issuable upon conversion of this Capital Note, as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the reasonable opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

[2]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them, bracketed language to be removed from all future Capital Notes to be issued with respect to such Conversion Shares and, at the request of the Holder, a substitute Capital Note omitting the bracketed language will promptly be delivered to the Holder.

[3]
Following the effective date of any Registration Statement covering the Conversion Shares or any of them,, bracketed language to be replaced with the following: “The Conversion Shares have been registered under the Securities Act on Form F-3 Registration Statement No. [insert relevant registration number].” on all future Capital Notes to be issued with respect to such Conversion Shares, and, at the request of the Holder, a substitute Capital Note having such replacement language will promptly be delivered to the Holder.

Nothing in this clause 6 shall derogate from any obligations of the Company under any Registration Rights Agreement to which the Company and the Holder are parties.

7.	ADJUSTMENT OF CONVERSION PRICE
AND NUMBER OF CONVERSION SHARES

The number and kind of securities issuable initially upon the conversion of this Capital Note and the Conversion Price shall be subject to adjustment at any time and from time to time upon the occurrence of certain events, as follows:

7.1.	Adjustment for Shares Splits and Combinations

If the Company at any time or from time to time effects a subdivision of the outstanding Ordinary Shares, the number of Conversion Shares issuable upon conversion of this Capital Note immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Conversion Shares issuable upon conversion of this Capital Note immediately before the combination shall be proportionately decreased. Any adjustment under this clause 7.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

7.2.	Adjustment for Certain Dividends and Distributions

In the event the Company at any time, or from time to time, makes or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional Ordinary Shares, then and in each such event, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon conversion of this Capital Note by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, as applicable, plus the number of Ordinary Shares issuable in payment of such dividend or distribution; and (ii) the denominator of which is the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, as applicable; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be recomputed accordingly as of the close of business on such record date and thereafter the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted pursuant to this clause 7.2 as of the time of the actual payment of such dividends or distribution.

7.3.	Adjustments for Other Dividends and Distributions

In the event the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares (for the avoidance of doubt, other than in a rights offering as to which clause 7.7 shall be applicable), then in each such event provision shall be made so that the Holder shall receive upon conversion of this Capital Note and for no additional consideration, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Capital Note been converted immediately prior to such event, or the record date for such event, as applicable.

7.4.	Adjustment for Reclassification, Exchange and Substitution

If the Ordinary Shares issuable upon conversion of this Capital Note are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification, exchange, substitution or otherwise (other than a subdivision or combination of shares, dividends payable in Ordinary Shares or other securities of the Company or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this clause 7), then and in any such event the Holder shall have the right thereafter to exercise this Capital Note into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification, exchange, substitution or other change, by holders of the number of Ordinary Shares for which this Capital Note might have been converted immediately prior to such recapitalization, reclassification, exchange, substitution or other change (or the record date for such event), all subject to further adjustment as provided herein and under the Company’s Articles of Association.

7.5.	Reorganization, Mergers, Consolidations or Sales of Assets

If at any time or from time to time there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares as provided for elsewhere in this clause 7), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Capital Note and for no additional consideration, the number of shares or other securities or property (including, without limitation, cash) of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of Ordinary Shares issuable upon conversion of this Capital Note would have been entitled on such capital reorganization, merger, consolidation or sale.

7.6.	Other Transactions

In the event that the Company shall issue shares to its shareholders as a result of a split-off, spin-off or the like, then the Company shall only complete such issuance or other action if, as part thereof, allowance is made to protect the economic interest of the Holder either by increasing the number of Conversion Shares or by procuring that the Holder shall be entitled, on terms economically proportionate to those provided to its shareholders, to acquire additional shares of the spun-off or split-off entities.

7.7.	Rights Offerings

If the Company, at any time and from time to time, shall fix a record date for, or shall make a distribution to, its shareholders of rights or warrants to subscribe for or purchase any security (collectively, “Rights”), then, in each such event, the Company will provide the Holder, concurrently with the distribution of the Rights to its shareholders, identical rights, having terms and conditions identical to the Rights (for the avoidance of doubt, exercisable at the same time as the Rights), in such number to which the Holder would be entitled had the Holder converted this Capital Note into Conversion Shares immediately prior to the record date for such distribution, or if no record date shall be fixed, then immediately prior to such distribution, as applicable. Nothing in this clause 7.7 shall require the Company to complete any such distribution of Rights to its shareholders, including following the record date thereof, unless required pursuant to the terms of such distribution and, if such distribution of Rights to its shareholders is not completed in conformity with the terms of such distribution, then the Company shall be entitled not to complete the provision of rights to the Holder pursuant to this clause 7.7 above.

7.8.	Adjustment for Cash Dividends and Distributions

In the event the Company, at any time or from time to time until September 28, 2023, makes or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a cash dividend or distribution, then and in each such event, the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted (for the avoidance of doubt, never decreased but either shall remain the same or increased), as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon conversion of this Capital Note by a fraction: (i) the numerator of which shall be the closing price per share of the Ordinary Shares on the TASE on the determining date (“Hayom Hakovaya”) for such dividend or distribution; and (ii) the denominator of which shall be the adjusted “ex-dividend” price of the Ordinary Shares as such prices set out in (i) and (ii) are determined in each case by the TASE in accordance with its rules.

7.9.	General Protection

The Company will not, by amendment of its Articles of Association or other charter document or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and the economic interests of the Holder against impairment.

7.10.	Notice of Capital Changes

If at any time the Company shall declare any dividend or distribution of any kind, or offer for subscription pro rata to the holders of Ordinary Shares any additional shares of any class, other rights or any security of any kind, or there shall be any capital reorganization or reclassification of the capital shares of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, or other transaction described in this clause 7, then, in any one or more of the said cases, the Company shall give the Holder prior written notice, by registered or certified mail, postage prepaid, of the date on which: (i) a record shall be taken for such dividend, distribution or subscription rights; or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of Ordinary Shares shall participate in such dividend or distribution, subscription rights, or shall be entitled to exchange their Ordinary Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least 14 (fourteen) days prior to the action in question and not less than 14 (fourteen) days prior to the record date in respect thereto.

7.11.	Adjustment of Conversion Price

Upon each adjustment in the number of Ordinary Shares purchasable hereunder, the Conversion Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

7.12.	Notice of Adjustments

Whenever the Conversion Price or the number of Ordinary Shares issuable upon conversion of this Capital Note shall be adjusted pursuant to this clause 7, the Company shall prepare a certificate signed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and the number of Conversion Shares issuable upon conversion of this Capital Note after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

8.	OTHER TRANSACTIONS

In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

9.	TRANSFER OF THIS CAPITAL NOTE BY THE HOLDER

This Capital Note shall be freely transferable or assignable by the Holder in whole or in part, at any time and from time to time, subject to the provisions of this clause 9. With respect to any transfer of this Capital Note, in whole or in part, the Holder shall surrender the Capital Note, together with a written request to transfer all or a portion of the Principal Amount of this Capital Note to the transferee, as well as, if reasonably requested by the Company, a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration under the Securities Act. Upon surrender of such Capital Note (and delivery of such opinion, if so requested) by the Holder, the Company shall immediately register such transferee as the Holder of this Capital Note, or the portion thereof, transferred to such transferee, such registration shall be deemed to have been made immediately prior to the close of business on the date of such surrender and delivery (if applicable), and such transferee or transferees shall be treated for all purposes as the record holder or holders as of such date of a Capital Note in that portion of the Principal Amount of this Capital Note so transferred. The Company shall, as promptly as practicable, deliver to the Holder one or more Capital Notes, of like tenor as this Capital Note, except that the Principal Amount thereof shall be the amount transferred to such transferee, for delivery to the transferee or transferees (or, if the Holder requests, deliver such Capital Note directly to such transferee or transferees) and shall, if only a portion of the Principal Amount of this Capital Note is being transferred, concurrently deliver to the Holder one or more replacement Capital Notes to represent the portion of the Principal Amount of this Capital Note not so transferred. For the avoidance of doubt, the Company confirms that no approval by the Board of Directors of the Company of any transfer of this Capital Note or the Conversion Shares is required.

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company represents, warrants and covenants to the Holder as follows:

10.1.	this Capital Note has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

10.2.
the Conversion Shares are duly authorized and are, and will be, reserved (for the avoidance of doubt, without the need for further corporate action by the Company) for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and not subject to any pre-emptive rights;

10.3.
the execution and delivery of this Capital Note are not, and the issuance of the Conversion Shares upon conversion of this Capital Note in accordance with the terms hereof will not be, inconsistent with the Company’s Certificate of Incorporation, Memorandum of Association or Articles of Association, do not and will not contravene any law, governmental or regulatory rule or regulation, including NASDAQ and TASE rules and regulations, judgment or order applicable to the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or, except for consents that have already been obtained and filings already made, require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Israeli or foreign governmental authority or agency or other person; and

10.4.	the Conversion Shares have been approved for listing and trading on TASE.

11.	LOSS, THEFT, DESTRUCTION OR
MUTILATION OF CAPITAL NOTE

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Capital Note or Conversion Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Capital Note or Conversion Shares certificate, if mutilated, the Company will make and deliver a new Capital Note or Conversion Shares certificate of like tenor and dated as of such cancellation, in lieu of such Capital Note or Conversion Shares certificate.

12.	NOTICES

All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be faxed or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth below:

If to the Holder:	Israel Coropration Ltd.
Milennium Tower
23 Aranha St.
Tel-Aviv, Israel 61070
	Attention:	Chief Financial Officer
	Facsimile:	972-3-684-4574

with a copy to:	Gornitzky & Co.
45 Rothschild Blvd.
Tel Aviv, Israel 65784
	Attention:	Zvi Ephrat, Adv.
	Facsimile:	(03) 560 6555

If to the Company:	Tower Semiconductor Ltd.
P.O. Box 619
Ramat Gabriel Industrial Zone
Migdal Haemek 23105
Israel
	Attention:	Oren Shirazi, Acting
Chief Financial Officer
	Facsimile:	(04) 604 7242

with a copy to:	Yigal Arnon & Co.
1 Azrieli Center
Tel Aviv
Israel
	Attention:	David H. Schapiro, Adv.
	Facsimile:	(03) 608 7714

or such other address with respect to a party as such party shall notify each other party in writing as above provided. Any notice sent in accordance with this clause 12 shall be effective: (a) if mailed, 5 (five) business days after mailing; (b) if sent by messenger, upon delivery; and (c) if sent via facsimile, 1 (one) business day following transmission and electronic confirmation of receipt.

13.	APPLICABLE LAW; JURISDICTION

This Capital Note shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Capital Note shall be resolved in the competent court for Tel Aviv-Jaffa district, and the Company and the Holder hereby submits irrevocably to the jurisdiction of such court.

Dated: September 25, 2008

for TOWER SEMICONDUCTOR LTD.

/s/ Oren Shirazi & /s/ Yoram Glatt
Title:	Acting VP/CFO & Treasurer